SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates:

        The preparation of consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Significant judgment and estimates are used for revenue recognition, allowance for doubtful accounts and sales returns, tax valuation allowances, inventory write-down, deferred costs, accrued product warranty costs, provisions for contract losses, recoverability of goodwill and intangible assets, other long-lived asset impairments, stock-based compensation expense, loss contingencies and restructuring expenses among others. Actual results could differ materially from those estimates.

Cash and Cash Equivalents:

        Cash and cash equivalents consist of highly liquid instruments with original maturities of three months or less. Approximately 33%, $98.8 million of cash and cash equivalents were held by the Company's subsidiaries in the U.S. as of December 31, 2011. The remainder was held by the other UTStarcom entities throughout the world. At December 31, 2011, approximately 44%, $131.8 million of the Company's cash and cash equivalents were held by its subsidiaries in China and China imposes currency exchange controls on transfers of funds outside of China. Cash and cash equivalents are invested in institutional money market funds, short-term bank deposits and similar short duration instruments with fixed maturities from overnight to three months.

Restricted Cash:

        At December 31, 2011, the Company had short-term restricted cash of $12.9 million, and had long-term restricted cash of $5.7 million included in other long-term assets. At December 31, 2010, the Company had short-term restricted cash of $16.0 million, and had long-term restricted cash of $8.4 million included in other long-term assets. These amounts primarily collateralize the Company's issuances of standby and commercial letters of credit.

Investments:

        The Company's investments consist principally of bank notes and equity investment in privately held companies. The investments in equity securities of privately held companies in which the Company holds less than 20% voting interest and on which the Company does not have the ability to exercise significant influence are accounted for under ASC 325, "Investments—Other" using the cost method. Under the cost method, these investments are carried at the lower of cost or fair market value. The investments in equity securities of privately held companies in which the Company holds at least 20% but less than 50% voting interest and on which the Company has the ability to exercise significant influence are accounted for under ASC 323, "Investments—Equity Method and Joint Ventures" using the equity method.

        The Company recognizes an impairment charge when a decline in the fair value of its investments below the cost basis is judged to be other-than-temporary. In making this determination, the Company reviews several factors to determine whether the losses are other-than-temporary, including but not limited to: (i) the length of time the investment was in an unrealized loss position, (ii) the extent to which fair value was less than cost, (iii) the financial condition and near term prospects of the issuer, and (iv) the Company's intent and ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in fair value.

Revenue Recognition:

        The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable and collectability is probable. The Company assesses collectability based on a number of factors, including payment history and the credit-worthiness of the customer. The Company does not request collateral from its customers. In international sales, the Company may require letters of credit from its customers that can be drawn on demand if the customer defaults on its payment. If the Company determines that collection of a payment is not reasonably assured, the Company defers revenue recognition until collection becomes reasonably assured, which is generally upon receipt of cash. If the payment due from the customer is not fixed or determinable due to extended payment terms, revenue is recognized as payments become due and payable by the customer, assuming all other criteria for revenue recognition are met. Any payments received prior to revenue recognition are recorded as customer advances. Normal payment terms differ for various reasons amongst different customer regions, depending upon common business practices for customers within a region. Billing to customers for shipping and handling are recorded as revenues and the associated costs are recorded as costs of revenues. Any expected losses on contracts are recognized when identified on an individual basis in accordance with the prevailing accounting guidance for the respective contract.

        In September 2009, the FASB amended the accounting standards for multiple element arrangements to:

  (i)
  provide updated guidance on how the deliverables in a multiple element arrangements should be separated, and how the consideration should be allocated;

  (ii)
  allow the use of management's best estimate of selling prices, or BESP, for individual elements of an arrangement when vendor-specific objective evidence, or VSOE, of selling price or third-party evidence, or TPE, of selling price is not available; and

  (iii)
  eliminate the use of the residual method and require an entity to allocate revenue using the relative selling price method.

        In September 2009, the FASB also amended the accounting standards to remove non-software components and software components of tangible products that function together to deliver the product's essential functionality from the scope of pre-existing software revenue recognition guidance.

        The Company adopted these standards beginning in January 2011 on a prospective basis for applicable transactions originating or materially modified after December 31, 2010.

        The amended standards did not generally change the units of accounting for the Company's revenue transactions. Most of the Company's non-software products and services qualify as separate units of accounting because they have value to the customer on a standalone basis and the Company's revenue arrangements generally do not include a general right of return relative to delivered products after receipt of the final acceptance certificate.

        A majority of these non-software products are hardware systems such as telecommunications equipment and terminal equipment containing software components that function together to provide the essential functionality of the product and are considered non-software deliverables. Therefore, revenue transactions related to the sale of these telecommunications equipment, which until December 31, 2010, have been accounted for under pre-existing software revenue recognition guidance are now accounted for under the amended guidance for arrangements with multiple deliverables.

        When a sales arrangement contains multiple deliverable elements, or multiple element arrangements, and software and non-software components function together to deliver the tangible products' essential functionality, the Company allocates revenue to each element based on the relative selling price of each element. Under this approach, the selling price of a deliverable is determined by using a selling price hierarchy that requires the use of VSOE of fair value, if available, TPE of selling price if VSOE is not available or management's BESP if neither VSOE nor TPE is available.

        The Company establishes VSOE of selling price using the price charged for a deliverable when sold separately. When the Company is unable to establish selling price using VSOE, the Company uses management's BESP in the allocation of arrangement consideration. The Company typically is not able to determine TPE for its products or services. TPE of selling price is determined by evaluating similar competitor deliverables when sold separately to similarly situated customers. Generally, the Company's products differ from that of its peers, in that its product offerings are directed towards the integration of telecom, broadband and cable television networks and as such, usually entail a significant level of differentiation or customization for its customers such that the comparable pricing of products with similar functionality cannot be obtained. Furthermore, the Company is unable to reliably determine what similar competitor products' selling prices are on a stand-alone basis.

        The objective of BESP is to determine the price at which the Company would transact a sale if the product or service were sold on a stand-alone basis. Management applies judgment in establishing pricing strategies and determines its BESP for a product or service using historical selling price trends and by considering multiple factors including, but not limited to, cost of products, gross margin objectives, geographies, customer classes, customer segment pricing practices and distribution channels. The determination of BESP is performed through consultation with the Company's product management and marketing department and includes review and approval by Management. Management regularly reviews VSOE and BESP and maintain internal controls over the establishment and updates of these estimates.

        The Company may modify or develop new pricing practices and strategies in the future. As these pricing strategies evolve, the Company may modify its pricing practices in the future, which may result in changes in selling prices, including both VSOE and BESP. As a result, future revenue recognition may result in a different allocation of revenue to the deliverables in multiple element arrangements from the results of the current period, which may change the pattern and timing of revenue recognition for these elements but will not change the total revenue recognized for the arrangement.

        Multiple element arrangements primarily involve the sale of hardware systems, installation and training. In addition, while not separately sold, the arrangement may include extended warranties that cover product repairs, maintenance services, and software updates for the software components that are essential to the functionality of the hardware systems or equipment. Revenue consideration allocated to each element under the relative selling price method is recognized as each element is earned, namely upon installation and acceptance of equipment or delivery of terminals, the delivered element(s) has stand-alone value, there is no right of return on delivered element(s), and the Company is in control of the undelivered element(s). For arrangements that include service elements, including technical support and installation and also training, revenue is deferred until such services are deemed complete. Revenue from extended warranties is recognized ratably over the contract period of the extended warranty services.

        Final acceptance is required for revenue recognition when installation services are not considered perfunctory. Final acceptance indicates that the customer has fully accepted delivery and installation, if any, of equipment and the Company is entitled to full payment. The Company does not recognize revenue before final acceptance is granted by the customer if acceptance is considered substantive to the transaction. The sales contracts the Company enters into typically include customer acceptance provisions and require the customer to issue a final acceptance certificate to evidence the customer's acceptance of the products and services. In those circumstances, the Company is unable to enforce payment terms until after the receipt of the final acceptance certificate because the payment conditions are dependent on the issuance of the final acceptance certificate. The Company's products are generally deployed within the core network of its telecommunications and cable operations customers. The acceptance terms for the products and services include initial test, on-site testing and trial period. Based on the Company's past experience, the customer's acceptance process for larger and complex projects may take longer than twelve months. As a result, the customer run prolonged and rigorous tests to ensure the Company's products work seamlessly with the customer's existing network. Each customer runs its unique tests, as the equipment performance can vary based on how the equipment works in combination with the customer's other equipment, software and other conditions. Given that there is uncertainty about customer acceptance until the customer completes its internal testing and procedures, the Company waits until the issuance of the final acceptance certificate to support its assertion that the delivery of products and services has occurred. For significant customer contracts involving larger and complex projects where there is on-site testing at multiple locations and the taking over of product warranty and product title occurs after the acceptance of the products and services, acceptance is substantive to the transaction.

        If the transactions entered into or materially modified on or after December 31, 2010 were subject to the previous accounting guidance, the change in total revenue, income from continuing operations, net income and related per share amounts, and deferred revenue for the period ended December 31, 2011 would not be material.

        Certain arrangements with multiple deliverables may continue to have stand-alone software deliverables that are subject to the existing software revenue recognition guidance along with non-software deliverables that are subject to the amended revenue accounting guidance. The revenue for these multiple element arrangements is allocated to the stand-alone software deliverables as a group and the non-software deliverables based on the relative selling prices of all of the deliverables in the arrangement using the fair value hierarchy in the amended revenue accounting guidance. For stand-alone software sales after December 31, 2010 and for all transactions entered into prior to the first quarter of 2011, the Company recognizes revenue based on the software revenue recognition guidance. Under the software revenue recognition guidance, the Company uses the residual method to recognize revenue when an arrangement includes one or more elements to be delivered at a future date and VSOE of the fair value of all the undelivered elements exists. VSOE of fair value of each element is based on the price charged when the element is sold separately. Under the residual method, the fair value of the undelivered elements is deferred and the remaining portion of the contract price is recognized as revenue when all other revenue recognition criteria are met. If VSOE of fair value of one or more undelivered elements does not exist, all revenue for delivered and undelivered elements is deferred until delivery of all elements occurs or when VSOE of fair value of the undelivered elements can be established. In some cases the Company has agreed to give software upgrade rights on a "when and if made available" basis for no additional consideration and for an unspecified period which could extend over the term of the contract. This additional contract obligation is an element of "post-contract support", or PCS. The Company has not established VSOE for such contract element. Accordingly, the revenues from such contracts are recognized ratably over the expected period of PCS, which is generally the term of the contract. In some cases where there is no stated contractual term, revenue is recognized ratably over the estimated period of PCS. The Company reviews assumptions regarding the estimated PCS periods on a regular basis. If the Company determines that it is necessary to revise the Company's estimates of the PCS periods, the amount of revenue recognized over the life of the contract would not be affected. However, to the extent the new assumptions regarding the PCS periods were different from the original assumptions, the contract revenues would be recognized over the remaining expected PCS period. In connection with the restructuring of the telecommunication industry in China and the launch of 3G services in China, MIIT announced that PAS services in China would be phased out by January 1, 2012. In the second and third quarter of 2009, the Company streamlined its sales, service and R&D operations for PAS handsets and infrastructure equipment. The Company did not perform any new R&D of PAS products and it maintained a small support team to assist its customers with warranty matters. In the later part of the third quarter of 2009 and the early part of the fourth quarter of 2009, the Company contacted its PAS infrastructure customers and held discussions with them on the future of PAS products. In October 2009, the Company notified its PAS infrastructure customers in China that it would no longer provide upgrades or support of PAS products beyond December 31, 2011. Consequently, the Company determined the remaining expected period of support as 2 years from the fourth quarter of 2009 and hence deferred revenue associated with PAS infrastructure is being recognized ratably beginning in the fourth quarter of 2009 through the fourth quarter of 2011. In 2011, deferred revenue of $95.3 million was released to revenue associated with PAS infrastructure sales, realizing profit of approximated $33.1 million on a full year basis. As of December 31, 2011, the Company completed the amortization of deferred revenue associated with PAS infrastructure sales. The Company still had a remaining balance of deferred revenue associated with unfulfilled contractual obligations for its historical PAS infrastructure contracts as of December 31, 2011. Such amounts were deferred at its VSOE of fair value according to the terms of the contracts. Upon the phasing out of the PAS services as required by the MIIT announcement, the Company has been taking appropriate actions, such as communicating with its customers regarding the termination of such services, to legally release those obligations. As of December 31, 2011, the remaining deferred revenue balance of deferred revenue associated with PAS was approximately $13.2 million. Additionally, the Company had $2.2 million of deferred revenue recorded based on oral commitment made to its customers when entering into those PAS infrastructure contracts. The Company maintained such deferred revenue balances because it intended to fulfill these oral commitments for the purpose of client relationship maintenance, if requested by its customers. The Company concluded that it was not obligated and did not intend to fulfill such oral commitments even if requested to do so by its customers upon the phasing out of its PAS services. Therefore, the Company released such deferred revenue to revenue with no costs in fiscal year 2011.

        Revenue from fixed priced contracts that include a requirement for significant software modification or customization is recognized using the completed contract method of accounting whereby no revenue is recognized prior to the completion of the project, because for contracts involving unique requirements the Company is unable to make reasonably dependable estimates of progress towards meeting contractual requirements. In the event estimated total project costs exceed estimated total project revenues, the entire estimated loss is charged to operations in the period in which the loss becomes probable and can be reasonably estimated. The complexity of the estimation process and judgments about internal and external factors including labor utilization, changes to specifications and testing requirements, time required for performance and resulting incurrence of contract penalties, and the performance of subcontractors affect the estimation process.

        The Company recognizes revenue for system integration, installation and training upon completion of performance and if all other revenue recognition criteria are met. Other service revenue, principally related to maintenance and support contracts, is recognized ratably over the maintenance term.

        The Company also sells products through resellers. Revenue is generally recognized when the standard price protection period, which ranges from 30 to 90 days, has lapsed. If collectability cannot be reasonably assured in a reseller arrangement, revenue is recognized upon sell-through to the end customer and receipt of cash. There may be additional obligations in reseller arrangements such as inventory rotation, or stock exchange rights on the product. In most cases, the Company has developed reasonable estimates for stock exchanges based on historical experience with similar types of sales of similar products.

        The Company has sales agreements with certain wireless customers that provide for a rebate of the selling price to such customers if the particular product is subsequently sold at a lower price to such customers or to a different customer. The rebate period extends for a relatively short period of time. Historically, the amounts of such rebates paid to customers have not been material. The Company estimates the amount of the rebate based upon the terms of each individual arrangement, historical experience and future expectations of price reductions and then records its estimate of the rebate amount at the time of the sale. The Company also enters into sales incentive programs, such as co-marketing arrangements, with certain wireless and handset customers. The Company records the incurred incentive as a reduction of revenue when the sales revenue is recognized. In the fourth quarter of 2009, the Company substantially completed the wind-down of its handset business therefore such arrangements were not significant in both 2010 and 2011.

        The assessment of collectability is also a factor in determining whether revenue should be recognized. The Company assesses collectability based on a number of factors, including payment history and the credit-worthiness of the customer. The Company does not request collateral from its customers. In international sales, the Company may require letters of credit from its customers that can be drawn on demand if the customer defaults on its payment. If the Company determines that collection of a payment is not reasonably assured, the Company defers revenue recognition until collection becomes reasonably assured, which is generally upon receipt of cash.

        Occasionally, the Company enters into revenue sharing arrangements. Under these arrangements, the Company collects payment only after its customer, the telecommunications service provider, collects service revenues. When the Company enters into a revenue sharing arrangement, the Company does not recognize revenue until collection is reasonably assured.

        Because of the nature of doing business in China and other emerging markets, the Company's billings and/or customer payments may not correlate with the contractual payment terms and the Company generally does not enforce contractual payment terms prior to final acceptance. Accordingly, accounts receivable are not recorded until the Company recognizes the related customer revenue. Advances from customers are recognized when the Company has collected cash from the customer, prior to recognizing revenue. Deferred revenue is recorded if there are undelivered elements after final acceptance has been obtained. The Company had current deferred revenue of $65.0 million and $183.0 million, and long-term deferred revenue of $83.2 million and $122.2 million at December 31, 2011 and 2010, respectively. Costs related to deferred revenue are also deferred until revenue is recognized. See "Deferred Costs" below.

Product Warranty:

        The Company provides a warranty on its equipment and terminal sales for a period generally ranging from one to two years from the time of final acceptance. At times, the Company has entered into arrangements to provide limited warranty services for periods longer than two years. The Company provides for the expected cost of product warranties at the time that revenue is recognized based on an assessment of past warranty experience and when specific circumstances dictate. The Company assesses the adequacy of its recorded warranty liability every quarter and makes adjustments to the liabilities if necessary. Specific warranty accruals are reversed upon the expiration of the warranty period and are recorded as reduction of cost of sales. From time to time, the Company may be subject to additional costs related to non-standard warranty claims from its customers. If and when this occurs, the Company estimates additional accruals based on historical experience, communication with its customers and various assumptions that the Company believes to be reasonable under the circumstances. Such additional warranty accruals are recorded in the period in which the additional costs are identified.

Receivables:

        Although the Company evaluates customer credit worthiness prior to a sale, the Company provides an allowance for doubtful accounts for the estimated loss on trade and notes receivable when collection may no longer be reasonably assured. The Company assesses collectability of receivables based on a number of factors including analysis of creditworthiness, the Company's historical collection history and current economic conditions, its ability to collect payment and on the length of time an individual receivable balance is outstanding. The Company's policy for determining the allowance for doubtful accounts includes both specific allowances for balances known to be uncollectible and a formula-based portfolio approach, based on aging of the accounts receivable, as a precursor to a management review of the overall allowance for doubtful accounts. This formula-based approach involves aging of the Company's accounts receivable and applying a percentage based on the Company's historical experience; this approach results in the allowance being computed based on the aging of the receivables. The Company evaluates the percentages applied to each category of aged accounts receivable periodically based on actual history of write-offs and collections and refines this formula-based approach accordingly for use in future periods. Receivable balances are written off when the Company has sufficient evidence to prove that they are uncollectible.

Inventories:

        Inventories consist of product held at the Company's manufacturing facility and warehouses, as well as finished goods at customer sites for which the customer has taken possession, but based on specific contractual terms, title has not yet passed to the customer. The Company may ship inventory to existing customers that require additional equipment to expand their existing networks prior to the signing of an expansion contract. Inventories are stated at the lower of cost or market value, based on the FIFO method of accounting. Write-downs are based on the assumptions about future market conditions and customer demand, including projected changes in average selling prices resulting from competitive pricing pressures. The Company continually monitors inventory valuation for potential losses and obsolete inventory at its manufacturing facilities as well as at customer sites. If actual market conditions are less favorable than those projected by management, additional write-downs may be required. If actual market conditions are more favorable than anticipated, inventory previously written down may be sold to customers, resulting in lower cost of sales and higher income from operations than expected in that period.

Deferred costs:

        Deferred costs consist of product shipped to the customer for which the rights and obligations of ownership have passed to the customer but revenue has not yet been recognized due to prolonged acceptance periods for tests and the existence of undelivered elements, such as post-contract support including software update rights for which the Company does not have a vendor specific objective evidence of fair value. All deferred costs are stated at cost. Management periodically assesses the recoverability of deferred costs and provides reserves against deferred cost balances when recovery of deferred costs is not probable. Recoverability is evaluated based on various factors including the length of time the product has been held at the customer site, the viability of payment, including assessment of product demand if a revenue sharing arrangement exists and/or the evaluation if a related transaction will result in a gross margin loss. In a loss situation for a transaction, the deferred cost balance is adjusted for impairment equal to the value of the excess of cost over the amount of revenue that will be eventually recognized for the transaction. Revenue and cost of sales are recorded when final acceptance is received from the customer. With greater concentration of product at customer sites under contract with specific or individual customers, the financial conditions of such specific or individual customers may result in increased concentration risk exposure for the Company's inventory. For any post contract support services where the revenue is deferred, the entire related deferred direct costs are classified as a noncurrent asset, consistent with the definition of a current asset.

Research and Development and Capitalized Software Development Costs:

        R&D costs are charged to expense as incurred. The Company capitalizes software development costs incurred in the development of software that will ultimately be sold, between the time technological feasibility has been attained and the related product is ready for general release. Management judgment is required in assessing technological feasibility, expected future revenues, estimated product lives and changes in product technologies, and the ultimate recoverability of the Company's capitalized software development costs.

        During 2011, the Company did not capitalize any software development costs. During 2010 and 2009, the Company capitalized immaterial software development costs. Amortization of capitalized software development costs was $0.1 million and $0.2 million in 2010 and 2009, respectively. Direct costs of software developed for internal use are expensed during the preliminary project stage and capitalized during the application development stage.

Property, Plant and Equipment:

        Property, plant and equipment are recorded at cost and are stated net of accumulated depreciation. Depreciation is provided for on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are amortized on a straight-line basis over the term of the lease. When assets are disposed of, the cost and related accumulated depreciation are removed from the accounts and the resulting gains or losses are included in results of operations. The Company capitalizes interest incurred related to construction of property, plant or equipment until it is ready for use. No capitalized interest was recorded during the years ended December 31, 2011, 2010, and 2009.

        The Company generally depreciates its assets over the following periods:

Years
Furniture, test or manufacturing equipment	5
Computers and software	2 - 3
Buildings	20
Automobiles	5
Leasehold improvements	Lesser of the term of the lease or the estimated useful lives of the assets

        Depreciation expense was $1.8 million, $5.6 million, and $12.8 million for the years ended December 31, 2011, 2010, and 2009, respectively.

Goodwill and Intangible Assets:

        Goodwill represents the excess of the purchase price over the fair value of the net tangible and identifiable intangible assets acquired in a business combination. Goodwill is not amortized and is tested annually for impairment during the fourth quarter of the fiscal year and between annual tests if an event occurs or circumstances change in accordance with ASC 350 that would more likely than not reduce the fair value below its carrying amount. Impairment testing of goodwill is performed at a reporting unit level. Fair value of reporting units is generally determined using a discounted cash flow analysis. This approach uses significant estimates and assumptions including projected future cash flows, the timing of such cash flows, discount rates reflecting the risk inherent in future cash flows, perpetual growth rates, determination of appropriate comparable entities and the determination of whether a premium or discount should be applied to comparables. In addition to the estimates of future cash flows, two of the most significant estimates involved in the determination of fair value of the reporting units are the discount rates and perpetual growth rate applied to terminal values used in the discounted cash flow analysis. The discount rates used in the cash flow models for the goodwill impairment testing considers market and industry data as well as specific risk factors for each reporting unit. The perpetual growth rates for the individual reporting units, for purposes of the terminal value determination, are generally set after an initial three-year forecasted period, although certain reporting units utilized longer forecasted periods, and are based on historical experience, market and industry data. The Company conducts its annual impairment test as of November 1 of each year.

        Intangible assets resulting from the acquisitions of entities accounted for using the acquisition method of accounting are estimated by management based on the fair value of assets received. Intangible assets with finite useful lives mainly consist of technologies and non-compete agreement and are amortized on a straight-line basis, generally, over four years. Intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If undiscounted expected future cash flows are less than the carrying value of the assets, an impairment loss is recognized based on the excess of the carrying amount over the fair value of the assets.

        For the years ended December 31, 2011 and 2010, the amortization, asset sales, and impairment charges were approximately $0.8 million and $0.2 million, respectively. The Company's consolidated balance sheets had $13.8 million of goodwill and $3.6 million of intangible assets as of December 31, 2011, and $13.8 million of goodwill and $5.0 million of intangible assets as of December 31, 2010. See "Note 8—Goodwill and Purchased Intangible Assets."

Impairment of Long-Lived Assets:

        Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If undiscounted expected future cash flows are less than the carrying value of the assets, an impairment loss is recognized based on the excess of the carrying amount over the fair value of the assets. Long-lived assets that are to be disposed of by sale are measured at the lower of book value or fair value less cost to sell. See "Note 7—Long-Lived Assets."

Advertising Costs:

        The Company expenses all advertising costs as incurred. Payment to customers for marketing development costs are accounted for as a reduction of the revenue associated with customers as incurred. For the years ended December 31, 2011, 2010, and 2009, advertising costs totaled $0.5 million, $0.7 million, and $0.8 million, respectively.

Restructuring Liabilities, Litigation and Other Contingencies:

        The Company accounts for its restructuring plans using the guidance provided in ASC 420 "Exit or Disposal Cost Obligations" and ASC 712 "Compensation—Nonretirement Postemployment Benefits". The Company accounts for litigation and contingencies in accordance with ASC 450, "Contingencies", which requires that the Company record an estimated loss from a loss contingency when information available prior to issuance of the Company's financial statements indicates that it is probable that an asset has been impaired or a liability has been incurred at the date of the financial statements and the amount of loss can be reasonably estimated.

Third Party Commissions:

        The Company records accruals for commissions payable to third parties in the normal course of business. Such commissions are recorded based on the terms of the contracts between the Company and the third parties and paid pursuant to such contracts. Consistent with the Company's accounting policies, these commissions are recorded as cost of net sales in the period in which the liability is incurred. Management has performed, and continues to perform, follow-up procedures with respect to these accrued commissions. Upon completion of such follow-up procedures, if the accrued commissions have not been claimed and the statute of limitations, if any, has expired, the Company reverses such accruals. Such reversals are recorded in the Statement of Operations during the period management determines that the accruals are no longer necessary. The Company concluded that for certain of these accrued commissions the statute of limitations had expired in August and November 2010, two years after formal communication was sent to these agents. During the year ended December 31, 2011, the Company did not release any accruals to cost of net sales as a result of expiration of statute of limitations. During the year ended December 31, 2010, approximately $6.0 million was released to cost of net sales as a result of expiration of statute of limitations. As of December 31, 2011, the Company still had accruals of approximately $0.5 million to be released in the first quarter of 2012.

Stock-Based Compensation:

        Stock-based compensation expense for all share-based payment awards granted is determined based on the grant-date fair value. Stock-based compensation expense for restricted stock awards is measured based on the closing fair market value of the Company's ordinary shares on the date of grant. Stock-based compensation expense for stock options is estimated at the grant date based on each option's fair value as calculated by Black-Scholes model. Stock-based compensation is expensed ratably on a straight-line basis over the requisite service period, which is generally the vesting term of the share-based payment awards. The performance-based restricted stock units are subject to the attainment of goals determined by the Compensation Committee of the Company's Board of Directors. The Company records the relevant stock-based compensation for the performance-based restricted stock units based on the probability of meeting the performance conditions.

Accumulated Other Comprehensive Income:

        Comprehensive income includes all changes in equity (net assets) during a period from non-owner sources. Other comprehensive income or loss for 2011, 2010, and 2009 is shown in the consolidated statement of stockholders' equity. As of December 31 of each of the two years indicated below, the components of accumulated other comprehensive income reported in the consolidated balance sheets were as follows:

	December 31
	2011	2010
	(in thousands)
Foreign currency translation, net of tax	$82,893	$69,423

Accumulated other comprehensive income	$82,893	$69,423

        Accumulated other comprehensive income includes no material amounts related to noncontrolling interests.

Income Taxes:

        The Company is subject to income taxes in both the United States and numerous foreign jurisdictions. Significant judgment is required in evaluating the Company's tax positions and determining its provision for income taxes. During the ordinary course of business, there are many transactions and calculations for which the ultimate tax determination is uncertain. The Company recognizes the tax benefit (expense) from an uncertain tax position only if it is more likely than not the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The Company recognizes interest expense and penalties related to income tax matters as part of the provision for income taxes.

        The Company recognizes deferred income taxes as the difference between the tax bases of assets and liabilities and their financial statement amounts based on enacted tax rates. Management judgment is required in the assessment of the recoverability of the Company's deferred tax assets based on its assessment of projected taxable income. Numerous factors could affect the Company's results of operations in the future. If there was a significant decline in the Company's future operating results, its assessment of the recoverability of its deferred tax assets would need to be revised, and any such adjustment to its deferred tax assets would be charged to income in that period. If necessary, the Company records a valuation allowance to reduce deferred tax assets to an amount management believes is more likely than not to be realized. Changes in estimates of taxable income in the future could result in reversal of the valuation allowances which would be credited to income in the year of reversal.

        The Company provides U.S. taxes on foreign undistributed earnings that are not considered to be permanently reinvested outside the United States.

Financial Instruments and Derivatives:

        Financial instruments consist of cash and cash equivalents, short and long-term investments, notes receivable, accounts receivable and payable and accrued liabilities. The carrying amounts of cash and cash equivalents, bank notes, accounts receivable and payable, notes receivable, and accrued liabilities approximate their fair values because of the short-term nature of those instruments. The fair value of long term investments in equity securities is determined based on quoted market prices or available information about investees.

        The Company may use derivative financial instruments to manage its exposures to foreign currency exchange rate changes. The objectives for holding derivatives include reducing, eliminating, and efficiently managing the economic impact of these exposures as effectively as possible. Derivative instruments are recognized as either assets or liabilities on the consolidated balance sheets. The Company measures those instruments at fair value and recognizes changes in the fair value of derivatives in earnings in the period of change unless the derivative qualifies as an effective hedge that offsets certain exposures. Such contracts are designated at inception to the related foreign currency exposures being hedged. The Company has not hedged any such transactions in 2011, 2010, and 2009.

Foreign Currency Translation:

        The Company's operations are conducted through international subsidiaries where the local currency is the functional currency and the financial statements of those subsidiaries are translated from their respective functional currencies into U.S. Dollars. All foreign currency assets and liabilities are translated at the period-end exchange rate and all revenues and expenses are translated at the average exchange rate for the period. The effects of translating the financial statements of foreign subsidiaries into U.S. Dollars are reported as a cumulative translation adjustment, a separate component of comprehensive income in stockholders' equity. The foreign currency translation gain/loss for transactions denominated in other than the functional currency is included in other income, net on the Company's consolidated statements of operations. In connection with this remeasurement process the Company recorded a loss of $8.9 million in 2011, a gain of $8.0 million in 2010, and a gain of $6.3 million in 2009.

Earnings per Share:

        Basic earnings per share, or EPS, is computed by dividing net income (loss) available to holders of ordinary shares or common stockholders, by the weighted average number of the Company's ordinary shares outstanding, as applicable, during the period, which excludes unvested restricted stock. Diluted EPS presents the amount of net income (loss) available to each ordinary share, outstanding during the period plus each ordinary share, that would have been outstanding assuming the Company had issued ordinary shares, for all dilutive potential ordinary shares outstanding during the period. The Company's potentially dilutive ordinary shares include outstanding stock options, unvested restricted stock and restricted stock units. For the year ended December 31, 2011, 2,158,810 ordinary shares were dilutive. For the years ended December 31, 2010 and 2009, no potential ordinary shares were dilutive because of the net loss incurred in each of these years, therefore basic and dilutive EPS are the same. The following table summarizes the total potential ordinary shares that were excluded from the diluted per share calculation, because to include them would have been anti-dilutive for the period.

	Years Ended December 31,
	2011	2010	2009
	(in thousands)
Weighted average stock options and awards outstanding	4,310	7,903	12,412
Other	—	—	109

	4,310	7,903	12,521

        The following table shows the calculation of dilutive shares:

	Years Ended December 31,
	2011	2010	2009
	(in thousands)
Shares used in computation of basic earnings per share	154,473	137,057	127,346
Total dilutive effect of outstanding stock awards(1)	449	—	—

Shares used in computation of diluted earnings per share	154,922	137,057	127,346

(1)
Calculated using the treasury stock method, which assumes proceeds are used to reduce the dilutive effect of outstanding stock awards. Assumed proceeds include the unrecognized deferred compensation of share awards, and assumed tax proceeds from excess stock-based compensation deductions.

Variable Interest Entities:

        The Company includes the assets, liabilities, and results of operations of a VIE in the consolidated financial statements if it has (1) the power to direct the activities of the VIE that most significantly impact the entity's economic performance, and (2) the obligation to absorb losses from or the right to receive benefits of the VIE that could potentially be significant to the VIE.

        The Company evaluates the primary beneficiary status for its investments periodically or when "triggering" events occur.

Recent Accounting Pronouncements:

        In September 2009, the FASB issued new standards for revenue recognition with multiple deliverables. These new standards impact the determination of when the individual deliverables included in a multiple-element arrangement may be treated as separate units of accounting. Additionally, these new standards modify the manner in which the transaction consideration is allocated across the separately identified deliverables by no longer permitting the residual method of allocating arrangement consideration. These new standards are effective for the Company beginning in the first quarter of fiscal year 2011, however early adoption is permitted. The Company adopted these standards in January 2011. The adoption of these standards did not significantly impact the Company's consolidated financial statements.

        In September 2009, the FASB issued new standards for the accounting for certain revenue arrangements that include software elements. These new standards amend the scope of pre-existing software revenue guidance by removing from the guidance non-software components of tangible products and certain software components of tangible products. These new standards are effective for the Company beginning in the first quarter of fiscal year 2011, however early adoption is permitted. The Company adopted these standards in January 2011. The adoption of these standards did not significantly impact the Company's consolidated financial statements.

        In January 2010, the FASB issued amended standards that require additional fair value disclosures. These disclosure requirements are effective in two phases. In the first quarter of 2010, the Company adopted the requirements for disclosures about inputs and valuation techniques used to measure fair value as well as disclosures about significant transfers between hierarchy levels. Beginning in the first quarter of 2011, these amended standards required presentation of disaggregated activity within the reconciliation for fair value measurements using significant unobservable inputs (Level 3). The Company adopted these standards in January 2011. The adoption of these amended standards did not significantly impact the Company's consolidated financial statements.

        In December 2010, the FASB issued amended standards requiring an enterprise to perform a Step 2 of the goodwill impairment test for the reporting units that have carrying amounts that are zero or negative and is more likely than not that the goodwill of those reporting units is impaired. The amendments were effective for fiscal years, and interim periods within those years beginning after December 15, 2010. Early adoption is not permitted. The Company adopted these standards in fiscal year 2011.The adoption of these amended standards did not significantly impact the Company's consolidated financial statements.

        In December 2010, the FASB issued amended standards that require supplementary pro forma disclosures for business combinations. The amendments were effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. Early adoption is permitted. The Company adopted these standards in the first quarter of fiscal year 2011. The adoption of these amended standards did not have a significant impact on the Company's consolidated financial statements because the Company did not enter into any business combinations on or after December 15, 2010.

        In May 2011, the FASB issued amended standards to achieve a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards. For assets and liabilities categorized as Level 3 and recognized at fair value, these amended standards require disclosure of quantitative information about unobservable inputs, a description of the valuation processes used by the entity, and a qualitative discussion about the sensitivity of the measurements. In addition, these amended standards require that the Company discloses the level in the fair value hierarchy for financial instruments disclosed at fair value but not recorded at fair value. These new standards will be effective for the Company beginning in the first quarter of 2012; early adoption of these standards is prohibited. The Company does not expect the adoption of these new standards to significantly impact the Company's consolidated financial statements.

        In June 2011, the FASB issued amended standards to increase the prominence of items reported in other comprehensive income. These amendments eliminate the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity and require that all changes in stockholders' equity—except investments by, and distributions to, owners—be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In addition, these amendments require that the Company presents on the face of the financial statements reclassification adjustments for items that are reclassified from other comprehensive income to net income in the statement(s) where the components of net income and the components of other comprehensive income are presented. These new standards will be effective for the Company beginning in the first quarter of 2012 and are to be applied retrospectively. These amended standards will impact the presentation of other comprehensive income but will not have an impact on the Company's financial position or results of operations. The Company does not expect the adoption of this guidance in 2012 to impact the consolidated financial statements as the Company currently presents a continuous statement of income and comprehensive income. Further, the requirement for presentation of reclassifications from other comprehensive income to net income on a line item basis contained in the new accounting standards update is presently subject to deferral by the FASB pending further evaluation.

        In September 2011, the FASB issued amended standards to simplify how entities test goodwill for impairment. These amended standards permit an assessment of qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit in which goodwill resides is less than its carrying value. For reporting units in which this assessment concludes it is more likely than not that the fair value is more than its carrying value, these amended standards eliminate the requirement to perform further goodwill impairment testing as outlined in the previously issued standards. These amended standards will be effective beginning in the first quarter of 2012, early adoption is permitted. The Company has not early adopted the new guidance and expects the adoption to have no material impact on our consolidated financial statements.